Variable Portfolios
April 30, 2022
Thrivent Money Market Portfolio
Summary Prospectus

This Summary Prospectus is designed to provide investors with key portfolio information in a clear and concise format. Before you invest, you may want to review the Portfolio’s complete prospectus, which contains more information about the Portfolio and its risks.
•  If you purchase shares through Thrivent:
You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at thriventportfolios.com. You can also get this information at no cost by calling 800-847-4839 or by sending an email request to mail@thrivent.com.
•  If you purchase shares from a firm other than Thrivent:
You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at thriventportfolios.com. You can also get this information by calling or emailing your financial professional.
The Portfolio’s prospectus and Statement of Additional Information, both dated Apr. 30, 2022, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. This Summary Prospectus is not intended for use by other investors.

Thrivent Money Market Portfolio

Investment Objective
Thrivent Money Market Portfolio (the "Portfolio") seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional fees and expenses. Please refer to the prospectus for your variable contract for additional information about fees and expenses associated with your contract.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a % of the net asset value	N/A
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.32%
Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were included, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406
Principal Strategies
The Portfolio seeks to produce current income while maintaining liquidity by investing at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash. Government securities are any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.
The Adviser manages the Portfolio subject to strict rules established by the Securities and Exchange Commission that are designed so that the Portfolio may maintain a stable $1.00 share price. Those rules generally require the Portfolio, among other things, to invest only in high quality securities that are denominated in U.S. dollars and have short remaining maturities. In addition, the rules require the Portfolio to maintain a dollar-weighted average maturity (WAM) of not more than 60 days and a dollar-weighted average life (WAL) of not more than 120 days. When calculating its WAM, the Portfolio may shorten its maturity by using the interest rate resets of certain adjustable rate securities. Generally, the Portfolio may not take into account these resets when calculating its WAL.
The Adviser typically invests in U.S. Treasury securities, short-term discount notes issued by government-related organizations and government securities payable within seven-days or less to provide liquidity for reasonably foreseeable shareholder redemptions and to comply with regulatory requirements. The Adviser invests in other securities by selecting from the available supply of short-term government securities based on its interest rate outlook and analysis of quantitative and technical factors. Although the Portfolio frequently holds securities until maturity, the Adviser may sell securities to increase liquidity. The Adviser may select securities for such sales that would least impact the Portfolio.
Principal Risks
You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time. In addition, the Portfolio is subject to the following principal investment risks.
Government Securities Risk. The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank, Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan Banks, Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government, which may be negatively impacted by rising levels of indebtedness. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. During periods of low interest rates, the Portfolio may be subject to a greater risk of rising interest rates. A weak economy, strong equity markets, or changes by the Federal Reserve in its monetary policies may cause short-term interest rates to increase and affect the Portfolio’s ability to maintain a stable share price. When interest rates are very low or negative, the Portfolio may not be able to maintain a positive yield or pay Fund expenses out of current income without impairing the Portfolio’s ability to maintain a stable net asset value.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness, public health threats, war, terrorism, natural disasters or similar events.
Repurchase Agreement Risk. If the seller of a repurchase agreement defaults or is otherwise unable to fulfill its obligations, the Portfolio may incur losses as a result of selling the underlying securities, enforcing its rights, or a decline in the value of collateral.
LIBOR Risk. The Portfolio may be exposed to financial instruments that are tied to LIBOR (London Interbank Offered Rate) to determine payment obligations, financing terms or investment value. Such financial instruments may include bank loans, derivatives, floating rate securities, certain asset backed securities, and other assets or liabilities tied to LIBOR. In 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As a result, market participants have begun transitioning away from LIBOR, but certain obstacles remain with regard to converting certain securities and transactions to a new benchmark or benchmarks. Although many LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or its investments are not known. Any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the value of the Portfolio's investments, performance or financial condition, and might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates.
Redemption Risk. The Portfolio may need to sell portfolio securities to meet redemption requests. The Portfolio could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Portfolio shares, (ii) a disruption in the normal operation of the markets in which the Portfolio buys and sells portfolio securities or (iii) the inability of the Portfolio to sell portfolio securities because such securities are illiquid. In such events, the Portfolio could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Health Crisis Risk. The global pandemic outbreak of the novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The ongoing COVID-19 outbreak and future pandemics could affect the global economy and markets in ways that cannot be foreseen and may exacerbate other types of risks. The full impact of the COVID-19 pandemic cannot accurately be predicted and may negatively impact the value of the Portfolio’s investments.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing the Portfolio’s average annual returns for one-, five- and ten-year periods. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses and assume that you sold your investment at the end of the period. On February 1, 2016, the Portfolio changed its investment strategies from those of a prime money market fund to those of a government money market fund. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.

Year-by-Year Total Return

Best Quarter:	Q2 2019	+0.50%
Worst Quarter:	Q4 2021	+0.00%[1]
1The Portfolio’s performance was 0.00% for Q1 ’12 through Q4 ’16 and Q3 ’20 through Q4 ‘21.
Average Annual Total Returns
(Periods Ending December 31, 2021)
	1 Year	5 Years	10 Years
Thrivent Money Market Portfolio	0.00%	0.82%	0.41%
The 7-day yield for the period ended December 31, 2021 was 0.00%. You may call 800-847-4836 to obtain the Portfolio’s current yield information.
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
William D. Stouten is primarily responsible for the day-to-day management of the Portfolio. Mr. Stouten has served as portfolio manager of the Portfolio since October 2003. Prior to this position, he was a research analyst and trader for the Thrivent money market funds since 2001, when he joined Thrivent Financial.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•
Separate accounts of Thrivent Financial;
•
Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•
Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase your variable contract through a broker-dealer or other financial intermediary, Thrivent Financial, the other issuing insurance company or their related companies may pay the intermediary for the sale of the contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Portfolio over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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